                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____ )


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement      [ ]  Confidential, For Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 ADTRAN, INC.
                    (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, ifOther Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[x]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing .

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement no.:

     (3)  Filing Party:

     (4)  Date Filed:

                                    [LOGO]




                           NOTICE OF ANNUAL MEETING


                                      AND


                                PROXY STATEMENT

                           [ADTRAN, INC. LETTERHEAD]



                                March 19, 1998



Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of ADTRAN, Inc. to be held at the Company's headquarters at 901 Explorer Boulevard, Huntsville, Alabama, on Monday, April 27, 1998, at 10:30 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company during the past year and our plans for the future. Directors and officers of the Company, as well as representatives from the Company's independent accountants, Coopers & Lybrand L.L.P., will be present to respond to appropriate questions from stockholders.

     Please mark, date, sign and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the meeting, even if you do not attend.

                              Sincerely,



                              MARK C. SMITH
                              Chairman of the Board
                              and Chief Executive Officer

                                 ADTRAN, Inc.
                            901 EXPLORER BOULEVARD
                          HUNTSVILLE, ALABAMA  35806


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 27, 1998



     NOTICE HEREBY IS GIVEN that the 1998 Annual Meeting of Stockholders of ADTRAN, Inc. (the "Company") will be held at the Company's headquarters at 901 Explorer Boulevard, Huntsville, Alabama, on Monday, April 27, 1998, at 10:30 a.m., local time, for the purposes of considering and voting upon:

     1. A proposal to elect seven directors to serve until the 1999 Annual Meeting of Stockholders;

     2. A proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1998; and

     3. Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

     Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 12, 1998 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                    By Order of the Board of Directors.



                                    MARK C. SMITH
                                    Chairman of the Board
                                    and Chief Executive Officer

Huntsville, Alabama
March 19, 1998


PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY CARD AND VOTE IN PERSON IF YOU SO DESIRE.

                                 ADTRAN, Inc.
                            901 EXPLORER BOULEVARD
                          HUNTSVILLE, ALABAMA  35806

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 27, 1998


     This Proxy Statement is furnished to the stockholders of ADTRAN, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1998 Annual Meeting of Stockholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at the headquarters of the Company, 901 Explorer Boulevard, Huntsville, Alabama, on Monday, April 27, 1998, at 10:30 a.m., local time.

     The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is March 19, 1998.


                                 VOTING

GENERAL

     The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting is March 12, 1998. On the record date, 39,402,679 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes "for" or "against" and abstentions (including instructions to withhold authority to vote) will be used.

     In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present.
As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

     In voting with regard to the proposal to ratify the directors' appointment of independent accountants (Proposal 2), stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. The votes required to approve Proposal 2 are governed by Delaware law and are the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore, will have the same legal effect as voting against the respective proposals.

     Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchanges. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. Although "broker non-votes" will be considered in determining whether a quorum exists at the Annual Meeting, "broker non-votes" will not be considered as votes cast in determining the outcome of any proposal.

     As of March 12, 1998 (the record date for the Annual Meeting), the directors and executive officers of the Company beneficially owned or controlled approximately 19,796,246 shares of Common Stock of the Company, constituting approximately 50.2% of the outstanding Common Stock. The Company believes that the holders of more than a majority of the Common Stock outstanding on the record date will vote all of their shares of Common Stock in favor of each of the two proposals and, therefore, that the presence of a quorum and the approval of the proposals is reasonably assured.

PROXIES

     Stockholders should specify their choices with regard to each of the two proposals on the enclosed proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted thereon. IN THE ABSENCE OF SUCH INSTRUCTIONS, THE SHARES REPRESENTED BY A SIGNED AND DATED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to Charlene Little, Assistant Secretary of the Company, at 901 Explorer Boulevard, Huntsville, Alabama 35806 (for overnight delivery) or at P.O. Box 140000, Huntsville, Alabama 35814-4000 (for mail delivery), by executing and delivering to Ms. Little a proxy card bearing a later date or by voting in person at the Annual Meeting; provided, however, that under the rules of the Exchanges, as followed by The Nasdaq Stock Market, Inc., any beneficial owner of the Company's Common Stock whose shares are held in street name by a member brokerage firm may revoke his proxy and vote his shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges, as employed by the beneficial owner=s brokerage firm.

     In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, officers and employees in person and by telephone or facsimile. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

SHARE OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1997, (i) by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table herein and (iv) all directors and executive officers of the Company as a group, based in each case on information furnished to the Company by such persons. The Company believes that each of the named individuals and group has sole voting and investment power with regard to the shares shown except as otherwise noted.



                                                        COMMON STOCK
                                                     BENEFICIALLY OWNED(1)
                                                  ---------------------------
       NAME AND                                       NUMBER         PERCENT
RELATIONSHIP TO COMPANY                             OF SHARES       OF SHARES
-----------------------                           -------------     ---------
Mark C. Smith (2)
 Chairman of the Board, Chief Executive
 Officer and Principal Stockholder...............    12,498,800          31.7
Lonnie S. McMillian (2)
 Senior Vice President, Secretary,
 Director and Principal Stockholder..............     7,028,242(3)       17.8
James L. North
 Director........................................       139,000(1)          *
Howard A. Thrailkill
 President, Chief Operating Officer
 and Director....................................        50,000(1)          *
Roy J. Nichols
 Director........................................        20,000(1)          *
William L. Marks
 Director........................................        10,000(1)          *
O. Gene Gabbard
 Director........................................         7,000(1)          *
Steven L. Harvey
 Vice President of Sales B CPE...................         7,500(1)          *
John R. Cooper
 Vice President of Finance and
 Chief Financial Officer.........................         5,900(1)(3)       *
Robert A. Fredrickson
 Vice President of Sales B Telco.................         2,200(1)          *
All directors and executive officers as a group
 (16 persons)....................................    19,796,246(1)(3)    50.2
----------

* Represents less than one percent of the outstanding shares of Common Stock of the Company.

(1) Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission (the "SEC") regulations and includes shares of Common Stock of the Company that may be issued upon the exercise of stock options that are exercisable within 60 days of December 31, 1997 as follows: Mr. North - 7,000 shares; Mr. Thrailkill - 30,000 shares; Mr. Nichols - 7,000 shares; Mr. Marks - 10,000 shares; Mr. Gabbard - 7,000 shares; Mr. Harvey - 7,500 shares; Mr. Fredrickson - 2,000 shares; Mr. Cooper - 3,000 shares and all directors and executive officers as a group - 90,400 shares. Pursuant to SEC regulations, all shares not currently outstanding which are subject to options exercisable within 60 days are deemed to be outstanding for the purpose of computing "Percent of Class" held by the holder thereof but are not deemed to be outstanding for the purpose of computing the "Percent of Class" held by any other stockholder of the Company.

(2) The address of Messrs. Smith and McMillian is 901 Explorer Boulevard, Huntsville, Alabama 35806.

(3) The shares shown include: as to Mr. McMillian, 3,428,527 shares held by trusts for Mr. McMillian's children for which Mr. McMillian is the trustee and 53,083 shares owned by his wife; as to Mr. Cooper, 500 shares owned by his wife and 900 shares owned by his stepfather (as to which beneficial ownership is disclaimed); as to Mr. Bruce (Vice President-Engineering), 200 shares owned jointly with his daughters; as to Mr. Fredrickson (Vice President-Telco Sales), 200 shares held in a custodial account for his daughter, for which Mr. Fredrickson serves as custodian; as to Mr. Panetta (Vice President-Manufacturing), 200 shares owned by his father and as to all directors and executive officers as a group, the 3,428,527 shares held by trusts for Mr. McMillian's children and 55,083 shares owned by spouses and other immediate family members (as to which beneficial ownership of 900 shares is disclaimed).


                      PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors has set the authorized number of directors of the Company at seven and has nominated Mark C. Smith, Lonnie S. McMillian, Howard A. Thrailkill, O. Gene Gabbard, William L. Marks, Roy J. Nichols and James L. North for re-election as directors at the 1998 Annual Meeting. Each of the nominees is currently a director of the Company. If re-elected as directors at the Annual Meeting, each of such persons would serve a one year term expiring at the 1999 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. There are no family relationships among the directors or the executive officers.

     Each of the nominees has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RE-ELECT MARK C. SMITH, LONNIE S. MCMILLIAN, HOWARD A. THRAILKILL, O. GENE GABBARD, WILLIAM L. MARKS, ROY J. NICHOLS AND JAMES L. NORTH AS DIRECTORS FOR A ONE YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES FOR DIRECTOR

     Set forth below is certain information as of December 31, 1997, regarding the seven nominees for director, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

     MARK C. SMITH is one of the co-founders of the Company and has served as Chairman of the Board and Chief Executive Officer of the Company since it commenced operations in January 1986. He also served as President of the Company from 1986 until November 1995. Mr. Smith is 57.

     LONNIE S. MCMILLIAN is one of the co-founders of the Company and currently serves as Senior Vice President, Secretary and a director of the Company. Mr. McMillian served as Vice President - Engineering of the Company from January 1986 until August 1996 and as Treasurer of the Company from January 1986 to January 1997. Mr. McMillian has served as Secretary and a director of the Company since January 1986. Mr. McMillian is 69.

     HOWARD A. THRAILKILL joined the Company in 1992 as Executive Vice President and Chief Operating Officer. In November 1995, Mr. Thrailkill was elected President of the Company. Mr. Thrailkill has served as a director of the Company since October 1995. Mr. Thrailkill is 59.

     O. GENE GABBARD is a consultant and entrepreneur working with high technology start-up companies primarily in the Southeast. He is an advisor to executives of The Walt Disney Company, Nippon Electric Company and Hughes Network Systems. Mr. Gabbard also served as Chairman and Chief Executive Officer of SouthernNet and Telcom USA from 1983 to 1990. He served as the Executive Vice President and Chief Financial Officer of MCI Communications Corporation from 1990 to 1993. Mr. Gabbard has been a director of the Company since October 1995. Mr. Gabbard also serves on the Board of Directors of Dynatech Corporation, a telecommunications equipment manufacturer; InterCel, Inc., a provider of wireless communications services; and Mindspring Enterprises, Inc., a provider of Internet access services. Mr. Gabbard is 57.

     WILLIAM L. MARKS has served as Chairman of the Board and Chief Executive Officer of Whitney Holding Corp., the holding company for Whitney National Bank of New Orleans, since 1990, and served in various executive and management capacities with AmSouth Bank, N.A. from 1984 to 1990. Mr. Marks has served as a director of the Company since 1993. Mr. Marks is 55.

     ROY J. NICHOLS has served as Vice Chairman of the Board and Chief Technical Officer of Nichols Research Corporation (a defense and information systems company) since 1991. Mr. Nichols has served as a director of the Company since 1994. Mr. Nichols is 59.

     JAMES L. NORTH is an attorney with James L. North & Associates in Birmingham, Alabama and has been counsel to the Company since the incorporation of the Company in November 1985. Mr. North has been a practicing attorney since 1965. Mr. North has served as a director of the Company since 1993. Mr. North is 61.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of an Audit Committee, a Compensation Committee and a Stock Option Plan Committee. During the fiscal year ended December 31, 1997, the Board of Directors held seven meetings, the Audit Committee held one meeting and the Stock Option Plan Committee held three meetings; the Compensation Committee held no meetings because the Board of Directors reviewed and approved the compensation paid to the Company=s executive officers and performed the duties that otherwise would have been performed by the Compensation Committee. Attendance at meetings of the

Board and its committees as a whole averaged 82%. No director attended less than 75% of the aggregate of meetings of the Board of Directors and meetings of the committees of which he is a member.

     The Audit Committee makes recommendations to the Board concerning the appointment of the Company's independent accountants; reviews with such accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company's internal auditing procedures; consults with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent accountants; reviews the independence of the independent accountants; and reviews the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of William L. Marks and Roy J. Nichols.

     The Compensation Committee is responsible for setting the compensation of the Chairman of the Board and Chief Executive Officer and reviewing his recommendations regarding the compensation of the Company's other executive officers. The Compensation Committee is composed of O. Gene Gabbard, William L. Marks, Roy J. Nichols and James L. North.

     The Stock Option Plan Committee is responsible for administering the Company's 1996 Employee=s Incentive Stock Option Plan. The Stock Option Plan Committee is composed of O. Gene Gabbard, William L. Marks and Roy J. Nichols.

     The Board of Directors as a whole functions as the nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider stockholders' nominees for election as directors at the Company's 1999 Annual Meeting of Stockholders if submitted to the Company on or before November 19, 1998. See "Stockholder Proposals for 1999 Annual Meeting" below.

DIRECTOR COMPENSATION

     Non-employee directors of the Company are paid an annual fee of $10,000, plus $1,000 for each Board or committee meeting attended in person and $500 for attendance at each Board or committee meeting conducted by telephone. Directors who are employees of the Company receive no directors= fees. All directors are reimbursed for their reasonable expenses in connection with the performance of their duties.

                            EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table sets forth, for the fiscal years ended December 31, 1997, 1996 and 1995, the total compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 1997 (collectively referred to as the "named executive officers"). For information regarding the various factors considered by the Board of Directors in determining the compensation of the Chief Executive Officer and, generally, the other executive officers of the Company, see "Board of Directors= Report on Executive Compensation" below.

                     TABLE 1:  SUMMARY COMPENSATION TABLE

                                                                    ANNUAL
                                                                 COMPENSATION
                                                                 ------------      ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR   SALARY (1)   BONUS (2)   COMPENSATION(3)
---------------------------                    -------  ----------   --------    ---------------

Mark C. Smith                                    1997  $ 243,900     $    -0-       $ 4,750
Chairman of the Board and Chief Executive        1996    216,408       75,557         4,750
  Officer                                        1995    216,408          -0-         4,580


Howard A. Thrailkill                             1997    234,179          -0-         3,977
  President and Chief Operating Officer          1996    213,221       74,072         3,971
                                                 1995    202,500          -0-         3,842

John R. Cooper (4)                               1997    179,808          -0-         3,115
  Vice President of Finance and                  1996     75,385       28,757           -0-
  Chief Financial Officer

Steven L. Harvey (4)                             1997    129,808      113,374        43,468
 Vice President of Sales B CPE                   1996     52,885       60,066        83,127

Robert A. Fredrickson (4)                        1997    129,808      105,434         6,104
 Vice President of Sales B Telco                 1996     30,293       49,974        14,843

____________________

(1) Includes amounts deferred at the election of the executive officers pursuant to the Company's Section 401(k) retirement plan.
(2) Bonus for Mr. Harvey and Mr. Fredrickson includes amounts earned as commissions on sales.
(3) Represents Company contributions to the executive officers' Section 401(k) retirement plan accounts.
(4) Mr. Cooper, Mr. Harvey and Mr. Fredrickson commenced employment with the Company on July 11, 1996, July 15, 1996 and October 9, 1996, respectively.

OPTIONS

    The Company granted options to the following named executive officers during the fiscal year ended December 31, 1997: Mr. Harvey B 40,000; Mr. Fredrickson B 40,000 and Mr. Cooper B 30,000. The following table sets forth option exercises by the named executive officers during the fiscal year ended December 31, 1997, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by options (both exercisable and unexercisable) as of December 31, 1997 and (ii) the respective value for "in-the-money" options, which represents the positive spread between the exercise price of existing options and the fair market value of the Company's Common Stock at December 31, 1997.

           TABLE 2:  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES




                                                           Number of Securities
                                                          Underlying Unexercised       Value of the  Unexercised
                                                             Options at Fiscal          In-the-Money Options at
                                                                Year-End(#)                Fiscal Year-End($)
                    Shares Acquired      Value         -----------------------------  --------------------------
      Name          on Exercise(#)    Realized($)      Exercisable     Unexercisable  Exercisable   Unexercisable
-----------------  -----------------  ------------    -------------    -------------  -----------   -------------

Mark C. Smith              -0-           -0-               -0-              -0-           -0-             -0-

Howard A. Thrailkill     20,000        $815,000          30,000           75,000        $750,000       $159,375

John R. Cooper             -0-           -0-              3,000           42,000           -0-         $ 63,750

Steven L. Harvey           -0-           -0-             75,000           42,500           -0-         $ 85,000

Robert A. Fredrickson      -0-           -0-              2,000           48,000           -0-         $ 85,000


BOARD OF DIRECTORS= REPORT ON EXECUTIVE COMPENSATION

  This Report on Executive Compensation of the Board of Directors of the Company discusses the methods that were used to establish executive compensation for the fiscal year ended December 31, 1997. The report specifically reviews the methods employed in setting the compensation of the Company's Chairman of the Board and Chief Executive Officer (the "Chief Executive Officer") and generally with respect to all executive officers.

  For 1997, the compensation of the Chief Executive Officer was established by the Board of Directors without any reference to quantitative measures of individual or Company performance but based instead solely on the Board's subjective evaluation of the performance of the Chief Executive Officer and the Company.

  The compensation paid to the Company's other executive officers for 1997 was established by the Chief Executive Officer in his discretion and was recommended by him to the Board of Directors for approval. Similar to the establishment of the Chief Executive Officer's compensation by the Board of Directors, the Chief Executive Officer based the compensation levels of the other executive officers not on any quantitative measures of individual or Company performance but upon his subjective evaluation of the performance of the individual executive officers and the Company. The Board of Directors approved the recommendations of the Chief Executive Officer with regard to the 1997 compensation of each of the other executive officers of the Company.

  In 1997, the Board of Directors established a bonus incentive compensation program (the "Bonus Program") for certain executive officers of the Company. Bonuses granted under the Bonus Program are determined by a formula based on targeted increases in per share after tax earnings of the Company from the end of a fiscal year to the end of the following fiscal year and are reflected in Table 1.

LIMITATIONS ON THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Pursuant to the Omnibus Budget Reconciliation Act of 1993, certain non-performance-based compensation in excess of $1,000,000 to executives of public companies is no longer deductible to these companies. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 compensation threshold. In this regard, the Compensation Committee must determine whether any actions with respect to this new limit should be taken by the Company. The Company=s executive compensation for 1997 did not exceed the legal limitations. The Compensation Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

Compensation Committee: O. Gene Gabbard, Williams L. Marks, Roy J. Nichols and James L. North.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  James L. North, a partner in the law firm of James L. North & Associates, is a director of the Company and beneficially owns 139,000 shares of the Common Stock
of the Company.   The Company paid James L. North & Associates fees of $61,350 plus expenses of $2,958 for legal services rendered during 1997. All bills for services rendered by James L. North & Associates are reviewed and approved by the Company=s Vice President - Finance and Chief Financial Officer. Management believes that the fees for such services are comparable to those charged by other firms for services rendered to the Company.

                            STOCK PERFORMANCE GRAPH

  The Company's Common Stock began trading on the Nasdaq National Market on August 9, 1994. The price information reflected for the Company's Common Stock in the following performance graph and accompanying table represents the closing sales prices of the Common Stock for the period from August 9, 1994 through December 31, 1997 on an annual basis. The graph and the accompanying table compare the cumulative total stockholders' return on the Company's Common Stock with the Nasdaq Telecommunications Index and the Nasdaq US Index. The calculations in the following graph and table assume that $100 was invested on August 9, 1994 in each of the Company's Common Stock, the Nasdaq Telecommunications Index and the Nasdaq US Index and also assume dividend reinvestment. The closing sale price of the Common Stock on the Nasdaq National Market was $28f per share on March 12, 1998.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
              AMONG THE COMPANY, NASDAQ TELECOMMUNICATIONS INDEX
                              AND NASDAQ US INDEX


                                      8/9/94   12/31/94  12/31/95  12/31/96 12/31/97
-------------------------------------------------------------------------------------
ADTRAN, Inc.                           $100      $254      $603      $461      $306
Nasdaq Telecommunications Index        $100      $ 96      $126      $129      $191
Nasdaq US Index                        $100      $105      $148      $182      $224

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and regulations of the Securities and Exchange Commission thereunder require the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons owning more than 10% of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it, the Company believes that during the fiscal year ended December 31, 1997, its directors, executive officers and owners of more than 10% of its Common Stock complied with all applicable filing requirements, except that Forms 5 for each of Robert A. Fredrickson, Jude T. Panetta and Danny A. Windham were filed on February 24, 1998 which was 10 days after the deadline of February 14, 1998 for such filings.


PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of Coopers & Lybrand L.L.P. to serve as independent accountants of the Company for the fiscal year ending December 31, 1998, and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Coopers & Lybrand L.L.P. has served as independent accountants of the Company since 1986 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Coopers & Lybrand L.L.P., the Board of Directors will reconsider the appointment.

   Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.


                STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

   Proposals of stockholders, including nominations for the Board of Directors, intended to be presented at the 1999 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Huntsville, Alabama, on or before November 19, 1998 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. Any stockholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such stockholder, (iv) the dates on which the stockholder acquired the shares,
(v) documentary support for any claim of beneficial ownership, (vi) any material interest of the stockholder in the proposal, (vii) a statement in support of the proposal and (viii) any other information required by the rules and regulations of the Securities and Exchange Commission.


             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

   The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                         By Order of the Board of Directors.



                         Mark C. Smith
                         Chairman of the Board and
                         Chief Executive Officer


Huntsville, Alabama
March 19, 1998
                     ____________________________________


   The Company's 1997 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

REVOCABLE PROXY
                                  COMMON STOCK
                                  ADTRAN, INC.
 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING
                                OF STOCKHOLDERS

  The undersigned hereby appoints Howard A. Thrailkill, John R. Cooper and Claudia G. Evans, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of ADTRAN, Inc. (the "Company") which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of the Company, to be held at the headquarters of the Company, 901 Explorer Boulevard, Huntsville, Alabama, on Monday, April 27, 1998, at 10:30 a.m., local time, and at any and all adjournments thereof, as indicated below.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BELOW-LISTED
                                   PROPOSALS

 1. Elect as directors the seven nominees listed below to serve until the 1999 Annual Meeting of Stockholders and until their successors are elected and qualified (except as marked to the contrary below):

    [ ] FOR ALL NOMINEES listed below       [ ]   WITHHOLD AUTHORITY to vote
        (except as marked to                      for all nominees listed below.
        the contrary below).

   INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
   Mark C. Smith, Lonnie S. McMillian, Howard A. Thrailkill, O. Gene Gabbard, William L. Marks, Roy J. Nichols and James L. North

 2. Ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1998.

    [ ]   FOR             [ ]   AGAINST               [ ]   ABSTAIN

   In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-
                                 PAID ENVELOPE

          (Continued, and to be signed and dated, on the reverse side)

                         (Continued from the other side)

                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS

THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE OF THIS PROXY CARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CARD WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                                         The undersigned may elect to withdraw
                                         this proxy card at any time prior to
                                         its use by giving written notice to
                                         Charlene Little, Assistant Secretary
                                         of the Company, by executing and de-
                                         livering to Ms. Little a duly exe-
                                         cuted proxy card bearing a later
                                         date, or by appearing at the Annual
                                         Meeting and voting in person.

                                         --------------------------------------
                                         Signature

                                         --------------------------------------
                                         Signature, if shares held jointly

                                         Date: __________________________, 1998

                                         Please mark, date and sign exactly as
                                         your name appears on this proxy card.
                                         When shares are held jointly, both
                                         holders should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, guardian or custodian,
                                         please give your full title. If the
                                         holder is a corporation or a partner-
                                         ship, the full corporate or partner-
                                         ship name should be signed by a duly
                                         authorized officer.
                                         Do you plan to attend the Annual
                                         Meeting?  [_] YES  [_] NO